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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                                FORM 8-K

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                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported):  March 30, 2005

                            Adams Golf, Inc.
           (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-24583            75-2320087
  (State of Incorporation)        (Commission          (IRS Employer
                                  File Number)      Identification No.)

                    300 Delaware Avenue, Suite 572
                      Wilmington, Delaware 19801
           (Address of principal executive offices) (Zip Code)

                              (302) 427-5892
          Registrant's telephone number, including area code



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act

     [   ]     Soliciting material pursuant to Rule 14a-12(b) under the
               Exchange Act

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act

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Item 8.01 Other Events.

     On December 30, 2004, the Registrant reported through a Form 8-K Current Report that a former employee embezzled funds in the approximate amount of $970,000, which were materially expensed in the years the funds were embezzled. The Registrant submitted a claim for reimbursement of the funds to its insurance carrier under a crime policy. The insurance carrier accepted the claim and has now fully reimbursed Registrant for $965,000, which represents the $970,000 claim less a $5,000 deductible. The Registrant received the reimbursement funds on March 30, 2005 and will account for them during the first fiscal quarter of 2005.


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ADAMS GOLF, INC.


                                        By:  /s/  ERIC LOGAN
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                                           Eric Logan
                                           Chief Financial Officer

Date:  April 5, 2005